UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	November 30, 2020

Date of reporting period:	December 1, 2019 — May 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

**IMPORTANT NOTICE:** Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

# Putnam Intermediate-Term Municipal Income Fund

**Semiannual report**
**5 | 31 | 20**

**Income funds** invest in bonds and other securities with the goal of providing a steady stream of income over time.

**FUND SYMBOL**
**CLASS A**
**PIMEX**

Putnam
Intermediate-Term
Municipal Income Fund

Semiannual report
5 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

July 8, 2020

Dear Fellow Shareholder:

Financial markets worldwide continue to be challenged by volatility and economic uncertainty due to the COVID-19 pandemic. In addition, our nation is struggling with confusion, anger, and grief over the excessive force that caused the death of George Floyd and with the overall issue of systemic racial injustice. Your Board of Trustees and Putnam Investments stand united against oppression and racism. We will work to support thoughtful and resourceful actions to elevate both our workplace and society.

Also, we would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well. We are also pleased to welcome Mona K. Sutphen to the Board. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee.

As always, thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by the issuing city, town, or other government entity or by revenues collected from usage fees. However, unlike Treasuries and corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes.

Putnam Intermediate-Term Municipal Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state or local government in the country. The fund invests mainly in investment-grade bonds and normally maintains an average dollar-weighted maturity of between three and ten years. Because an issuer’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

Putnam Intermediate-Term Municipal Income Fund offers an active, research-intensive investment approach.

2 Intermediate-Term Municipal Income Fund

Source: Putnam, as of 5/31/20. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg Barclays U.S. Credit Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate and government related bonds; and the Bloomberg Barclays Municipal Bond Index, an unmanaged index of long-term fixed-rate, investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2018 (August 2019). Most recent data available.

Intermediate-Term Municipal Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Lipper, a Refinitiv company.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/20. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 Intermediate-Term Municipal Income Fund

Garrett, how was the market for intermediate-term municipal bonds during the reporting period?

Intermediate-term municipal bonds started the period in solid fashion, supported by strong market technicals of record inflows amid average supply levels; tight credit spreads; and stable fundamentals. In such a positive environment, risk-taking was rewarded. Lower-quality bonds outperformed their higher-quality counterparts, and longer-maturity bonds outperformed shorter-maturity bonds.

In late February 2020, fears about the spread of the COVID-19 pandemic outside of China and its potential impact on global economic growth sparked a steep sell-off in equities and other high-risk assets. Concerns about credit quality and the impact that the lockdown would have on the municipal sector led to large outflows across the asset class. New issuance essentially halted, and as investors sought cash, negative mutual fund flows drove supply and demand technicals to what we viewed as extremely negative levels. Volatility increased dramatically, with benchmark municipal rates rising or falling half a percentage point on extreme days. Credit spreads widened and the

Intermediate-Term Municipal Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 5/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/20. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Intermediate-Term Municipal Income Fund

yield curve steepened to reflect the bearish outlook. As a result, the Municipal/Treasury [M/T] ratio widened significantly during the sell-off. [The M/T ratio measures the yield on AAA-rated municipal bonds relative to the yield on U.S. Treasury bonds of similar maturities.] With the health risks posed by the pandemic rising and economic and financial conditions deteriorating, the Federal Reserve lowered rates to near zero in March.

The municipal bond market recovered in April and May thanks to the historic monetary and fiscal policies designed to provide liquidity in the financial system and ease the economic strain of the pandemic on the U.S. economy. In an especially noteworthy move, the Fed announced that it would start buying municipal debt. This program allowed cash-strapped states and cities to get loans to help tide them over until the U.S. economy bounces back. High-quality short- and intermediate-term bonds rallied significantly as conditions across the municipal market began to slowly normalize.

High-yield and lower-investment-grade credit spreads narrowed from the worst levels but were still significantly wider than pre-pandemic levels at period-end. Yields on higher-quality bonds remained near record lows.

How did the fund perform during the period?

For the six months ended May 31, 2020, the fund outperformed the average return of its Lipper peer group, Intermediate Municipal Debt Funds, but underperformed its benchmark.

What strategies or holdings influenced the fund’s performance during the period?

Given the low level of interest rates and tight intermediate credit spreads prior to the pandemic, we had positioned the fund fairly defensively. While we maintained an overweight to investment-grade bonds rated A and BBB, most of that credit exposure was held on the shorter end of the yield curve as a way to dampen potential volatility. Additionally, given the relatively flat profile of the curve at that time and the low level of rates, we positioned the fund on the shorter, or lower, side of duration ranges. [A low duration means the fund has a low sensitivity to interest-rate changes.] This positioning detracted from the fund’s performance during the first half of the period but quickly benefited the fund as market sentiment turned decidedly negative in March 2020.

We also took advantage of the market volatility and extended duration during March and April 2020. This mostly came from adding higher-quality, longer-intermediate securities. We extended duration to a point where we felt we were long relative to the fund’s Lipper peers. As the market recovered in April and May 2020, the fund benefited from the rally relative to its peers given its overweight positioning in lower-investment-grade securities and its relatively long duration stance. As the higher-quality segment of the municipal bond market generally normalized in the final weeks of the period, we slowly moderated our long duration posture, becoming more neutral relative to the fund’s Lipper peers.

At period-end, the fund’s yield-curve positioning relative to its Lipper group was defined by its overweight in bonds with maturities of less than five years; underweight in bonds with maturities of 5 to 10 years; and overweight in bonds with maturities of 15 to 20 years. This positioning was primarily due to the relative steepness of the municipal bond curve in the 10- to 15-year range and the absolute low level of rates under 10 years.

The fund’s duration posture was neutral. From a credit perspective, the fund held an overweight

Intermediate-Term Municipal Income Fund 7

exposure to lower-investment-grade securities as spreads ended the period significantly wider than pre-pandemic levels. The portfolio’s average maturity was slightly long as a way to take advantage of what we perceived as relatively attractive value in the 15- to 20-year section of the yield curve.

We remain cautious about Puerto Rico due to its uncertain economic recovery and a perceived lack of institutional credibility across the Commonwealth’s government. As such, the fund remained underweight in it its exposure to uninsured Puerto Rico municipal debt.

What is your outlook for the coming months?

With regard to short-term interest rates, the Fed is projecting that it will hold interest rates near zero until 2022. That said, we believe Fed officials stand ready to revisit their non-traditional policy tools should the economy deteriorate further.

We believe the strength of the economic recovery and the pace of normalization will highly influence the performance of the municipal market in the months ahead. At this point, the greatest risk and opportunity lies in lower-quality securities, in our view.

Much of the issuance within the municipal market is used to finance public infrastructure, which include toll roads, subways, bridges, ports, airports, colleges, and convention centers. Human mobility and congregating are critical for the ability of these enterprises to generate revenue. Their lack of or severely reduced use could have trickle down effects on state and local municipalities.

We believe it will take time for the market to digest the longer term impact of COVID-19. While we don’t see a systemic risk to the municipal market, we are seeing credit fundamentals broadly deteriorating. That said, credit spreads have widened significantly. We believe this market environment plays to our team’s strengths of fundamental credit analysis.

At period-end, we were waiting for more detail regarding Federal aid for municipalities. We believe that direct aid to states and municipalities is warranted and needed given the nature of this crisis.

Thank you, Garrett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

8 Intermediate-Term Municipal Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/20

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (3/18/13)
Before sales charge	18.25%	2.35%	14.28%	2.71%	9.60%	3.10%	3.14%	0.93%
After sales charge	13.52	1.78	9.71	1.87	5.22	1.71	–0.98	–3.11
Class B (3/18/13)
Before CDSC	13.31	1.75	10.93	2.10	7.57	2.46	2.53	0.63
After CDSC	13.31	1.75	8.93	1.73	4.57	1.50	–2.47	–4.32
Class C (3/18/13)
Before CDSC	12.12	1.60	10.11	1.95	7.09	2.31	2.39	0.56
After CDSC	12.12	1.60	10.11	1.95	7.09	2.31	1.39	–0.43
Class R6 (5/22/18)
Net asset value	20.50	2.62	15.83	2.98	10.53	3.39	3.47	1.18
Class Y (3/18/13)
Net asset value	20.41	2.61	15.74	2.97	10.44	3.37	3.40	1.15

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Intermediate-Term Municipal Income Fund 9

Comparative index returns For periods ended 5/31/20

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays 7-Year
Municipal Bond Index	24.28%	3.06%	18.10%	3.38%	10.45%	3.37%	4.13%	2.07%
Lipper Intermediate
Municipal Debt Funds	18.35	2.35	13.82	2.61	8.05	2.61	2.24	0.34
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 5/31/20, there were 201, 191, 169, 148, and 134 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 5/31/20

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	6		6	6	6	6
Income[1]	$0.096252		$0.065242	$0.057785	$0.112886	$0.109501
Capital gains[2]	—		—	—	—	—
Long-term gains	0.011600		0.011600	0.011600	0.011600	0.011600
Short-term gains	0.099600		0.099600	0.099600	0.099600	0.099600
Total	$0.207452		$0.176442	$0.168985	$0.224086	$0.220701
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
11/30/19	$10.64	$11.08	$10.64	$10.64	$10.63	$10.63
5/31/20	10.53	10.97	10.53	10.53	10.53	10.53
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	1.65%	1.58%	1.05%	0.93%	1.96%	1.89%
Taxable equivalent[4]	2.79	2.67	1.77	1.57	3.31	3.19
Current 30-day
SEC yield (with
expense limitation)[5,6]	N/A	1.41	0.89	0.74	1.79	1.72
Taxable equivalent[4]	N/A	2.38	1.50	1.25	3.02	2.91
Current 30-day
SEC yield (without
expense limitation)[6]	N/A	–1.07	–1.76	–1.90	–0.86	–0.93

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal tax rate for 2020. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Intermediate-Term Municipal Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/20

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (3/18/13)
Before sales charge	19.51%	2.48%	15.60%	2.94%	10.81%	3.48%	3.81%	1.78%
After sales charge	14.73	1.91	10.98	2.10	6.38	2.08	–0.34	–2.29
Class B (3/18/13)
Before CDSC	14.46	1.87	12.22	2.33	8.87	2.87	3.20	1.48
After CDSC	14.46	1.87	10.22	1.96	5.87	1.92	–1.80	–3.52
Class C (3/18/13)
Before CDSC	13.25	1.72	11.40	2.18	8.39	2.72	3.05	1.41
After CDSC	13.25	1.72	11.40	2.18	8.39	2.72	2.05	0.41
Class R6 (5/22/18)
Net asset value	21.82	2.75	17.17	3.22	11.76	3.78	4.14	1.94
Class Y (3/18/13)
Net asset value	21.72	2.74	17.08	3.20	11.67	3.75	4.18	1.91

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Net expenses for the fiscal year
ended 11/30/19*	0.89%	1.49%	1.64%	0.57%	0.64%
Total annual operating expenses for the fiscal
year ended 11/30/19	2.36%	2.96%	3.11%	2.04%	2.11%
Annualized expense ratio for the six-month
period ended 5/31/20	0.88%	1.48%	1.63%	0.57%	0.63%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 3/30/21.

Intermediate-Term Municipal Income Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/19 to 5/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.42	$7.42	$8.17	$2.87	$3.17
Ending value (after expenses)	$1,009.30	$1,006.30	$1,005.60	$1,011.80	$1,011.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/20, use the following calculation method. To find the value of your investment on 12/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.45	$7.47	$8.22	$2.88	$3.18
Ending value (after expenses)	$1,020.60	$1,017.60	$1,016.85	$1,022.15	$1,021.85

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Intermediate-Term Municipal Income Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives may be taxable. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Intermediate-Term Municipal Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays 7-Year Municipal Bond Index is an unmanaged index of investment-grade securities with remaining maturities of seven to eight years.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14 Intermediate-Term Municipal Income Fund

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2020, Putnam employees had approximately $453,000,000 and the Trustees had approximately $73,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Intermediate-Term Municipal Income Fund 15

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID 19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

16 Intermediate-Term Municipal Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Intermediate-Term Municipal Income Fund 17

The fund’s portfolio 5/31/20 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation	FRN Floating Rate Notes: the rate shown is the current
AMBAC AMBAC Indemnity Corporation	interest rate or yield at the close of the reporting period.
BAM Build America Mutual	Rates may be subject to a cap or floor. For certain
FRB Floating Rate Bonds: the rate shown is the current	securities, the rate may represent a fixed rate currently
interest rate at the close of the reporting period. Rates	in place at the close of the reporting period.
may be subject to a cap or floor. For certain securities,	G.O. Bonds General Obligation Bonds
the rate may represent a fixed rate currently in place	NATL National Public Finance Guarantee Corporation
at the close of the reporting period.	PSFG Permanent School Fund Guaranteed

MUNICIPAL BONDS AND NOTES (97.4%)*	Rating**	Principal amount	Value
Alabama (1.9%)
Black Belt Energy Gas Dist. Mandatory Put Bonds
(12/1/23), Ser. A, 4.00%, 12/1/48	A3	$100,000	$107,755
Jefferson, Cnty. Rev. Bonds, (Warrants),
5.00%, 9/15/29	AA	100,000	125,019
			232,774
Alaska (1.0%)
AK State Indl. Dev. & Export Auth. Rev. Bonds,
(Tanana Chiefs Conference), Ser. A, 5.00%, 10/1/30	A+/F	100,000	127,584
			127,584
Arizona (0.2%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.), Ser. A, 4.00%, 7/1/21	BB	25,000	25,115
			25,115
California (17.1%)
CA Hlth. Fac. Fin. Auth. Rev. Bonds, (Adventist Hlth.
Syst./West), Ser. A, 4.00%, 3/1/33	A	110,000	114,893
CA State G.O. Bonds
AGM, 5.25%, 8/1/32	Aa2	100,000	141,608
5.00%, 4/1/29	Aa2	225,000	301,838
CA State Muni. Fin. Auth. Rev. Bonds, (Orange Cnty.
Civic Ctr.), 5.00%, 6/1/42	AA	160,000	187,531
CA State Poll. Control Fin. Auth. Solid Waste Disp.
Mandatory Put Bonds (6/3/24), (Waste Mgt., Inc.),
Ser. C, 3.25%, 12/1/27	A–	150,000	158,960
CA State U. Rev. Bonds, Ser. B, 3.422%, 11/1/25	Aa2	100,000	110,510
CA State, Pub. Wks. Board Rev. Bonds,
(Various Capital), Ser. B, 4.00%, 3/1/36	Aa3	200,000	237,178
CA Statewide Cmnty. Dev. Auth. Rev. Bonds,
(Viamonte Senior Living 1, Inc.), Ser. B, 3.00%, 7/1/25	AA–	200,000	201,666
San Bernardino Cnty., FRB, Ser. C, 0.60%, 8/1/23	AA+	250,000	247,668
San Jose, G.O. Bonds, Ser. C, 5.00%, 9/1/29	Aa1	135,000	182,778
U. of CA Rev. Bonds, Ser. AV, 5.00%, 5/15/36	Aa2	210,000	260,014
			2,144,644
Colorado (2.6%)
E-470 CO Pub. Hwy. Auth. FRN Mandatory Put Bonds
(9/1/21), (Sr. Libor Index), Ser. B, 1.164%, 9/1/39	A2	100,000	99,698
High Plains Co. Metro. Dist. G.O. Bonds, NATL,
5.00%, 12/1/29	Baa2	100,000	124,536

18 Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (97.4%)* cont.	Rating**	Principal amount	Value
Colorado cont.
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1,
3.50%, 12/1/27	Ba1	$100,000	$98,206
			322,440
Connecticut (1.0%)
CT State Special Tax, 5.00%, 5/1/34	A+	100,000	125,638
			125,638
District of Columbia (1.5%)
DC Rev. Bonds, (D.C. Intl. School), 5.00%, 7/1/26	BBB	165,000	183,450
			183,450
Florida (3.4%)
Jacksonville, Port Auth. Rev. Bonds, 4.50%, 11/1/32
(Prerefunded 11/1/22)	A2	300,000	327,087
Martin Cnty., Rev. Bonds, (Indiantown
Cogeneration), 4.20%, 12/15/25	A–	100,000	100,013
			427,100
Georgia (2.0%)
Main Street Natural Gas, Inc. Rev. Bonds, Ser. B,
5.00%, 3/15/21	A2	50,000	51,390
Main Street Natural Gas, Inc. Gas Supply Rev. Bonds,
Ser. A, 5.00%, 5/15/21	A3	200,000	205,556
			256,946
Illinois (9.9%)
Chicago, G.O. Bonds, Ser. A, 4.00%, 1/1/24	BBB+	75,000	75,252
Chicago, Board of Ed. G.O. Bonds
Ser. E, 5.00%, 12/1/21	BB–	50,000	50,686
(School Reform), Ser. A, NATL, zero %, 12/1/21	Baa2	100,000	96,596
Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. C,
5.00%, 1/1/23	A	100,000	108,669
Chicago, Waste Wtr. Transmission Rev. Bonds,
Ser. C, 5.00%, 1/1/26	A	50,000	57,929
Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/30	A	100,000	111,142
IL State G.O. Bonds
5.00%, 2/1/26	Baa3	100,000	101,719
5.00%, 7/1/23	Baa3	50,000	50,955
Ser. D, 5.00%, 11/1/21	Baa3	150,000	152,016
Ser. A, 5.00%, 4/1/21	Baa3	100,000	100,795
IL State Fin. Auth. Rev. Bonds
(Presbyterian Homes Oblig. Group), Ser. A,
5.00%, 11/1/31	A–/F	100,000	108,488
(Riverside Hlth. Syst.), 5.00%, 11/15/22	A+	45,000	49,154
Northern IL U. Rev. Bonds, Ser. B, BAM,
5.00%, 4/1/25	AA	100,000	113,470
Railsplitter, Tobacco Settlement Auth. Rev. Bonds
5.25%, 6/1/21	A	20,000	20,811
5.25%, 6/1/20	A	50,000	50,000
			1,247,682
Indiana (0.8%)
Whiting, Env. Fac. Mandatory Put Bonds (11/1/22),
(BP Products North America, Inc.), 5.00%, 11/1/45	A1	100,000	106,667
			106,667

Intermediate-Term Municipal Income Fund 19

MUNICIPAL BONDS AND NOTES (97.4%)* cont.	Rating**	Principal amount	Value
Kentucky (1.9%)
KY State Econ. Dev. Fin. Auth. Rev. Bonds,
(Owensboro Hlth.), Ser. A, 5.00%, 6/1/20	BB+/F	$30,000	$30,000
KY State Pub. Energy Auth. Gas Supply Mandatory
Put Bonds (1/1/25), Ser. B, 4.00%, 1/1/49	A1	200,000	214,182
			244,182
Louisiana (1.9%)
St. Tammany Parish Hosp. Svcs. Dist. No. 1 Rev.
Bonds, Ser. A, 5.00%, 7/1/48	A+/F	200,000	233,286
			233,286
Maryland (0.7%)
MD Econ. Dev. Corp. Rev. Bonds, (Towson U.
Sr. Student Hsg.), 4.00%, 7/1/20	BBB	85,000	85,162
			85,162
Michigan (2.1%)
MI State Fin. Auth. Rev. Bonds, (Local Govt. Loan
Program-Pub. Ltg. Auth.), Ser. B, 5.00%, 7/1/29	BB+	240,000	260,827
			260,827
Minnesota (0.3%)
Deephaven, Charter School Lease Rev. Bonds,
(Eagle Ridge Academy), Ser. A, 4.40%, 7/1/25	BB+	35,000	35,969
			35,969
Mississippi (0.8%)
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy
Resources, Inc.), 2.50%, 4/1/22	BBB+	100,000	100,923
			100,923
Montana (3.5%)
MT State Fac. Fin. Auth. Rev. Bonds, (SCL Hlth. Syst.),
Ser. A, 4.00%, 1/1/37	Aa3	400,000	444,563
			444,563
Nevada (0.1%)
Las Vegas, Special Assmt. Bonds, (Dist. No. 607
Local Impt.), 5.00%, 6/1/24	BBB–/P	15,000	15,971
			15,971
New Jersey (1.7%)
NJ State Econ. Dev. Auth. Rev. Bonds, Ser. B,
5.00%, 11/1/26	Baa1	100,000	107,508
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
5.00%, 9/15/23	Baa1	75,000	78,223
(Holy Name Med. Ctr.), 4.50%, 7/1/20	Baa2	25,000	25,066
			210,797
New Mexico (0.8%)
Farmington, Poll. Control Mandatory Put Bonds
(10/1/21), (Public Svcs. Co. of NM), 1.875%, 4/1/33	Baa2	100,000	99,678
			99,678
New York (10.3%)
Metro. Trans. Auth. Rev. Bonds
Ser. B-2B, 5.00%, 5/15/21	A1	100,000	101,354
Ser. C-1, 4.00%, 11/15/34	A2	100,000	100,154
(Green Bonds), Ser. C-1, 4.00%, 11/15/32	A2	100,000	100,201
NY City, Transitional Fin. Auth. Rev. Bonds, Ser. A2,
5.00%, 5/1/36	AAA	510,000	642,809

20 Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (97.4%)* cont.	Rating**	Principal amount	Value
New York cont.
Port Auth. of NY & NJ Rev. Bonds, Ser. 193RD,
5.00%, 10/15/35	Aa3	$200,000	$226,592
TSASC, Inc. Rev. Bonds, Ser. A, 5.00%, 6/1/26	A	100,000	116,267
			1,287,377
Ohio (3.8%)
Carlisle, Local School Dist. G.O. Bonds,
(School Impt.), 4.00%, 12/1/31	AA	100,000	112,506
Hamilton Cnty., Hlth. Care Rev. Bonds,
(Life Enriching Cmntys.), 4.00%, 1/1/21	BBB–/F	50,000	49,919
Hamilton Cnty., Sales Tax Rev. Bonds, Ser. B, AMBAC,
zero %, 12/1/26	A1	165,000	148,300
Lorain Cnty., Port Auth. Econ. Dev. Facs. Rev. Bonds,
(Kendal at Oberlin), 5.00%, 11/15/23	A	50,000	56,338
OH State Hosp. Rev. Bonds, (U. Hosp. Hlth. Syst.),
Ser. A, 5.00%, 1/15/31	A2	100,000	115,270
			482,333
Pennsylvania (6.5%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds,
(Allegheny Hlth. Network Oblig. Group), Ser. A,
5.00%, 4/1/32	A	200,000	239,676
Cumberland Cnty., Muni. Auth. Rev. Bonds,
(Diakon Lutheran Social Ministries), 5.00%, 1/1/32	BBB+/F	100,000	103,257
East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds, (Millersville U. Student Hsg. & Svcs., Inc.),
5.00%, 7/1/30	Baa3	40,000	40,997
PA State Econ. Dev. Fin. Auth. Solid Waste Disp.
Mandatory Put Bonds (8/3/20), (Waste Mgt., Inc.),
Ser. A, 1.70%, 8/1/37	A–	200,000	200,074
Pittsburgh, Wtr. & Swr. Auth. Rev. Bonds, Ser. B, AGM,
4.00%, 9/1/34	AA	150,000	178,016
West Shore Area Auth. Rev. Bonds, (Messiah Village
Lifeways Oblig. Group), Ser. A, 5.00%, 7/1/25	BBB–/F	50,000	51,040
			813,060
Puerto Rico (2.3%)
Cmnwlth. of PR, G.O. Bonds, Ser. A, NATL,
5.50%, 7/1/29	Baa2	30,000	30,824
Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds, Ser. VV,
NATL, 5.25%, 7/1/26	Baa2	140,000	141,712
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
Ser. N, AMBAC, 5.50%, 7/1/29	C	25,000	27,519
Cmnwlth. of PR, Infrastructure Fin. Auth. Special Tax
Bonds, Ser. A, AMBAC, zero %, 7/1/29	C	130,000	84,891
			284,946
South Carolina (0.8%)
SC State Pub. Svcs. Auth. Rev. Bonds,
(Santee Cooper), Ser. B, 5.00%, 12/1/38	A2	100,000	106,336
			106,336
Texas (14.0%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds,
(Uplift Ed.), Ser. A, PSFG
4.00%, 12/1/31	AAA	200,000	224,680
4.00%, 12/1/31	AAA	165,000	192,184

Intermediate-Term Municipal Income Fund 21

MUNICIPAL BONDS AND NOTES (97.4%)* cont.	Rating**	Principal amount	Value
Texas cont.
Central TX Regl. Mobility Auth. Rev. Bonds,
5.00%, 1/1/37	A–	$200,000	$222,612
Clifton, Higher Ed. Fin. Corp. Rev. Bonds,
(IDEA Pub. Schools), PSFG, 4.00%, 8/15/30	AAA	250,000	298,215
Dallas-Fort Worth, Intl. Arpt. Rev. Bonds, Ser. B,
4.50%, 11/1/45	A+	200,000	207,838
Georgetown, G.O. Bonds, 4.00%, 8/15/33	AA+	285,000	336,685
Houston, Util. Syst. Rev. Bonds, Ser. A, 5.00%,
11/15/33 ###	Aa2	200,000	272,350
			1,754,564
Washington (4.5%)
Port of Seattle Rev. Bonds, 5.00%, 4/1/38	A1	400,000	470,160
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds
(7/1/22), (Fred Hutchinson Cancer Research Ctr.),
Ser. B, 1.214%, 1/1/42	A+	100,000	100,025
			570,185
Total municipal bonds and notes (cost $11,903,865)			$12,230,199

SHORT-TERM INVESTMENTS (3.7%)*		Shares	Value
Putnam Short Term Investment Fund 0.71% L		460,379	$460,379
Total short-term investments (cost $460,379)			$460,379

TOTAL INVESTMENTS
Total investments (cost $12,364,244)			$12,690,578

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2019 through May 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $12,556,377.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

### When-issued security (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $255,508 to cover the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

22 Intermediate-Term Municipal Income Fund

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.14%, 0.18% and 0.34%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	14.7%
Transportation	13.3
Tax bonds	13.0
State debt	12.0
Local debt	11.1
Education	10.7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$12,230,199	$—
Short-term investments	460,379	—	—
Totals by level	$460,379	$12,230,199	$—

The accompanying notes are an integral part of these financial statements.

Intermediate-Term Municipal Income Fund 23

Statement of assets and liabilities 5/31/20 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1):
Unaffiliated issuers (identified cost $11,903,865)	$12,230,199
Affiliated issuers (identified cost $460,379) (Notes 1 and 5)	460,379
Interest and other receivables	121,304
Receivable for shares of the fund sold	5,475
Receivable for investments sold	15,000
Receivable from Manager (Note 2)	34,860
Prepaid assets	54,833
Total assets	12,922,050

LIABILITIES
Payable for purchases of delayed delivery securities (Note 1)	255,508
Payable for shares of the fund repurchased	31,278
Payable for custodian fees (Note 2)	7,729
Payable for investor servicing fees (Note 2)	2,310
Payable for Trustee compensation and expenses (Note 2)	1,142
Payable for administrative services (Note 2)	45
Payable for distribution fees (Note 2)	4,607
Payable for auditing and tax fees	52,045
Distributions payable to shareholders	3,512
Other accrued expenses	7,497
Total liabilities	365,673

Net assets	$12,556,377

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$12,184,717
Total distributable earnings (Note 1)	371,660
Total — Representing net assets applicable to capital shares outstanding	$12,556,377

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($10,445,079 divided by 991,973 shares)	$10.53
Offering price per class A share (100/96.00 of $10.53)*	$10.97
Net asset value and offering price per class B share ($59,084 divided by 5,610 shares)**	$10.53
Net asset value and offering price per class C share ($475,884 divided by 45,187 shares)**	$10.53
Net asset value, offering price and redemption price per class R6 share
($444,095 divided by 42,179 shares)	$10.53
Net asset value, offering price and redemption price per class Y share
($1,132,235 divided by 107,553 shares)	$10.53

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24 Intermediate-Term Municipal Income Fund

Statement of operations Six months ended 5/31/20 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $4,390 from investments in affiliated issuers) (Note 5)	$154,172
Total investment income	154,172

EXPENSES
Compensation of Manager (Note 2)	25,686
Investor servicing fees (Note 2)	6,685
Custodian fees (Note 2)	3,856
Trustee compensation and expenses (Note 2)	293
Distribution fees (Note 2)	14,508
Administrative services (Note 2)	203
Auditing and tax fees	40,685
Blue sky expense	41,862
Other	7,389
Fees waived and reimbursed by Manager (Note 2)	(88,794)
Total expenses	52,373
Expense reduction (Note 2)	(6)
Net expenses	52,367

Net investment income	101,805

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	48,968
Total net realized gain	48,968
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(29,266)
Total change in net unrealized depreciation	(29,266)

Net gain on investments	19,702

Net increase in net assets resulting from operations	$121,507

The accompanying notes are an integral part of these financial statements.

Intermediate-Term Municipal Income Fund 25

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 5/31/20*	Year ended 11/30/19
Operations
Net investment income	$101,805	$206,842
Net realized gain on investments	48,968	138,871
Change in net unrealized appreciation (depreciation)
of investments	(29,266)	386,159
Net increase in net assets resulting from operations	121,507	731,872
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(5,534)	(765)
Class B	(33)	(5)
Class C	(217)	(34)
Class M	—	(2)
Class R6	(301)	(37)
Class Y	(712)	(46)
From tax-exempt net investment income
Class A	(84,262)	(165,726)
Class B	(329)	(715)
Class C	(1,963)	(4,059)
Class M	—	(295)
Class R6	(5,244)	(9,511)
Class Y	(11,845)	(17,212)
Net realized short-term gain on investments
Class A	(91,870)	—
Class B	(544)	—
Class C	(3,597)	—
Class R6	(4,996)	—
Class Y	(11,824)	—
From net realized long-term gain on investments
Class A	(10,700)	—
Class B	(63)	—
Class C	(419)	—
Class R6	(582)	—
Class Y	(1,377)	—
Increase from capital share transactions (Note 4)	746,221	772,369
Total increase in net assets	631,316	1,305,834

NET ASSETS
Beginning of period	11,925,061	10,619,227
End of period	$12,556,377	$11,925,061

* Unaudited.

The accompanying notes are an integral part of these financial statements.

26 Intermediate-Term Municipal Income Fund

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Intermediate-Term Municipal Income Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	(%)[b,c]	net assets (%)[c]	(%)
Class A
May 31, 2020 **	$10.64	.09	.01	.10	(.10)	(.11)	(.21)	$10.53	.93*	$10,445	.44*	.85*	23*
November 30, 2019	10.11	.20	.52	.72	(.19)	—	(.19)	10.64	7.16	9,684.89		1.91	63
November 30, 2018	10.26	.19	(.14)	.05	(.19)	(.01)	(.20)	10.11	.49	7,797.86		1.81	69
November 30, 2017	9.94	.17	.32	.49	(.17)	—	(.17)	10.26	4.94	11,308.85		1.65	91
November 30, 2016	10.19	.12	(.25)	(.13)	(.12)	—	(.12)	9.94	(1.28)	18,306.85		1.19	16
November 30, 2015	10.16	.12	.03	.15	(.12)	—	(.12)	10.19	1.50	14,206.85		1.19	1
Class B
May 31, 2020 **	$10.64	.06	.01	.07	(.07)	(.11)	(.18)	$10.53	.63*	$59	.74*	.55*	23*
November 30, 2019	10.11	.13	.53	.66	(.13)	—	(.13)	10.64	6.53	58	1.49	1.32	63
November 30, 2018	10.26	.13	(.14)	(.01)	(.13)	(.01)	(.14)	10.11	(.11)	57	1.46	1.22	69
November 30, 2017	9.95	.11	.31	.42	(.11)	—	(.11)	10.26	4.21	61	1.45	1.07	91
November 30, 2016	10.19	.06	(.24)	(.18)	(.06)	—	(.06)	9.95	(1.78)	50	1.45	.58	16
November 30, 2015	10.16	.06	.03	.09	(.06)	—	(.06)	10.19	.89	40	1.45	.58	1
Class C
May 31, 2020 **	$10.64	.05	.01	.06	(.06)	(.11)	(.17)	$10.53	.56*	$476	.82*	.47*	23*
November 30, 2019	10.11	.12	.52	.64	(.11)	—	(.11)	10.64	6.37	384	1.64	1.18	63
November 30, 2018	10.26	.11	(.14)	(.03)	(.11)	(.01)	(.12)	10.11	(.26)	383	1.61	1.07	69
November 30, 2017	9.94	.09	.32	.41	(.09)	—	(.09)	10.26	4.17	441	1.60	.92	91
November 30, 2016	10.19	.05	(.25)	(.20)	(.05)	—	(.05)	9.94	(2.02)	529	1.60	.44	16
November 30, 2015	10.16	.04	.03	.07	(.04)	—	(.04)	10.19	.74	385	1.60	.43	1
Class R6
May 31, 2020 **	$10.63	.11	.01	.12	(.11)	(.11)	(.22)	$10.53	1.18*	$444	.29*	1.00*	23*
November 30, 2019	10.11	.23	.51	.74	(.22)	—	(.22)	10.63	7.39	536.57		2.23	63
November 30, 2018 †	10.13	.12	(.02)	.10	(.12)	—	(.12)	10.11	.95*	473	.29*	1.26*	69
Class Y
May 31, 2020 **	$10.63	.10	.02	.12	(.11)	(.11)	(.22)	$10.53	1.15*	$1,132	.32*	.97*	23*
November 30, 2019	10.11	.22	.52	.74	(.22)	—	(.22)	10.63	7.33	1,262.64		2.16	63
November 30, 2018	10.26	.21	(.14)	.07	(.21)	(.01)	(.22)	10.11	.75	1,884.61		2.06	69
November 30, 2017	9.94	.19	.32	.51	(.19)	—	(.19)	10.26	5.21	1,336.60		1.92	91
November 30, 2016	10.19	.15	(.25)	(.10)	(.15)	—	(.15)	9.94	(1.04)	817.60		1.49	16
November 30, 2015	10.16	.15	.03	.18	(.15)	—	(.15)	10.19	1.75	71.60		1.42	1

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to November 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

				Percentage of average net assets
	5/31/20	11/30/19	11/30/18	11/30/17	11/30/16	11/30/15
Class A	0.74%	1.47%	1.01%	1.07%	0.62%	0.88%
Class B	0.74	1.47	1.01	1.07	0.62	0.88
Class C	0.74	1.47	1.01	1.07	0.62	0.88
Class R6	0.74	1.47	0.53	N/A	N/A	N/A
Class Y	0.74	1.47	1.01	1.07	0.62	0.88

The accompanying notes are an integral part of these financial statements.

28 Intermediate-Term Municipal Income Fund	Intermediate-Term Municipal Income Fund 29

Notes to financial statements 5/31/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2019 through May 31, 2020.

Putnam Intermediate-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)). The fund normally maintains an average dollar-weighted maturity between three and ten years. The bonds the fund invests in are mainly investment-grade in quality. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments, which for purposes of this policy include investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. The expenses for class A, class B and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class C shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only

30 Intermediate-Term Municipal Income Fund

with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a when-issued basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable

Intermediate-Term Municipal Income Fund 31

to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $12,366,041, resulting in gross unrealized appreciation and depreciation of $411,560 and $87,023, respectively, or net unrealized appreciation of $324,537.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.215% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2022, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.52% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $6,532 as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $82,262 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage

32 Intermediate-Term Municipal Income Fund

the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$5,610	Class R6	128
Class B	33	Class Y	685
Class C	229	Total	$6,685

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $6 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $10, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$12,256
Class B	1.00%	0.85%	249
Class C	1.00%	1.00%	2,003
Total			$14,508

Intermediate-Term Municipal Income Fund 33

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $898 from the sale of class A shares and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$3,383,315	$2,630,793
U.S. government securities (Long-term)	—	—
Total	$3,383,315	$2,630,793

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 5/31/20		YEAR ENDED 11/30/19
Class A	Shares	Amount	Shares	Amount
Shares sold	232,958	$2,431,193	260,722	$2,705,790
Shares issued in connection with
reinvestment of distributions	18,251	192,171	15,551	162,862
	251,209	2,623,364	276,273	2,868,652
Shares repurchased	(169,705)	(1,773,792)	(136,977)	(1,430,434)
Net increase	81,504	$849,572	139,296	$1,438,218

	SIX MONTHS ENDED 5/31/20		YEAR ENDED 11/30/19
Class B	Shares	Amount	Shares	Amount
Shares sold	136	$1,461	—	$—
Shares issued in connection with
reinvestment of distributions	75	793	35	362
	211	2,254	35	362
Shares repurchased	(80)	(843)	(142)	(1,481)
Net increase (decrease)	131	$1,411	(107)	$(1,119)

34 Intermediate-Term Municipal Income Fund

	SIX MONTHS ENDED 5/31/20		YEAR ENDED 11/30/19
Class C	Shares	Amount	Shares	Amount
Shares sold	8,545	$87,853	7,308	$76,907
Shares issued in connection with
reinvestment of distributions	589	6,196	389	4,065
	9,134	94,049	7,697	80,972
Shares repurchased	(66)	(698)	(9,438)	(98,476)
Net increase (decrease)	9,068	$93,351	(1,741)	$(17,504)

	SIX MONTHS ENDED 5/31/20		YEAR ENDED 11/30/19
Class M*	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	—	—	26	273
	—	—	26	273
Shares repurchased	—	—	(2,591)	(27,231)
Net decrease	—	$—	(2,565)	$(26,958)

	SIX MONTHS ENDED 5/31/20		YEAR ENDED 11/30/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	3,550	$37,495	12,726	$134,610
Shares issued in connection with
reinvestment of distributions	1,055	11,116	906	9,489
	4,605	48,611	13,632	144,099
Shares repurchased	(12,868)	(133,864)	(9,962)	(101,926)
Net increase (decrease)	(8,263)	$(85,253)	3,670	$42,173

	SIX MONTHS ENDED 5/31/20		YEAR ENDED 11/30/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,729	$39,586	81,017	$852,593
Shares issued in connection with
reinvestment of distributions	2,442	25,718	1,469	15,413
	6,171	65,304	82,486	868,006
Shares repurchased	(17,332)	(178,164)	(150,200)	(1,530,447)
Net decrease	(11,161)	$(112,860)	(67,714)	$(662,441)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, a shareholder of record owned 5.1% of the outstanding shares of the fund.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class B	1,074	19.14%	$11,309
Class R6	1,042	2.47	10,972

Intermediate-Term Municipal Income Fund 35

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/19	cost	proceeds	income	of 5/31/20
Short-term investments
Putnam Short Term
Investment Fund*	$405,786	$4,198,544	$4,143,951	$4,390	$460,379
Total Short-term
investments	$405,786	$4,198,544	$4,143,951	$4,390	$460,379

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Change in independent accountants

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant.

36 Intermediate-Term Municipal Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Intermediate-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4) Change in registrant's independent public accountant.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 29, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 29, 2020